EXHIBIT 10.07
Participation in the Series C
Out-Performance Program
     Set forth below is information relating to the participation in the Series C Out-Performance Program by certain officers of United Dominion Realty Trust, Inc., including information relating to their membership interests in UDR Out-Performance III, LLC.
UDR OUT-PERFORMANCE III, LLC
MEMBERS, CAPITAL CONTRIBUTIONS AND MEMBERSHIP INTERESTS

		Capital
	Capital	Contributions[1]
	Contributions	(Other	Membership	Percentage
Members	(Cash)	Consideration)	Units	Interests

Thomas W. Toomey	$100,000	$125,000	225,000	30%
W. Mark Wallis		$75,000	75,000	10%
Christopher D. Genry		$45,000	45,000	6%
Martha R. Carlin		$45,000	45,000	6%
Richard A. Giannotti		$75,000	75,000	10%
Michael J. Kelly	$37,500		37,500	5%
Mark E. Wood		$37,500	37,500	5%
Matthew T. Akin	$37,500		37,500	5%
Thomas A. Spangler		$60,000	60,000	8%
Moises V. Vela, Jr.	$37,500		37,500	5%
Patrick S. Gregory		$37,500	37,500	5%
Sara Jo Light	$37,500		37,500	5%

[1]	Interests in UDR Out-Performance I, LLC, a Virginia limited liability company (valued at $18.7495 per limited liability company interest), common stock of United Dominion Realty Trust, Inc. or other consideration.